UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                       0-26509                  65-0601272
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)

                                 (865) 690-6900
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02.        DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On November 1, 2006, our Board of Directors increased our authorized number of Directors from five (5) to seven (7) and appointed Daniel Roling, our Chief Executive Officer, and Gerald Malys as Directors to fill the vacancies created by such increase.

         There are no understandings or arrangements between Mr. Malys or Mr. Roling or any other person pursuant to which either was selected as a director. Mr. Roling's appointment is consistent with the terms of his employment agreement with us dated May 25, 2006 which contemplates his service as a Director.

         Mr. Roling serves as our Chief Executive Officer, but does not have any family relationship with any other director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Except for those transactions contemplated by his employment agreement with us, Mr. Roling has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Roling.

         Mr. Malys has been appointed to serve as a member of our nominating and governance committee as well as our compensation committee. Upon his appointment as a Director, our Board of Directors authorized the grant to Mr. Malys of an option to purchase 75,000 shares of our common stock at an exercise price per share equal to the closing price of our Common Stock on the date of his appointment ($4.99), pursuant to and in accordance with the terms of the National Coal Corp. 2004 Stock Incentive Plan. Mr. Malys will be reimbursed for reasonable expenses incurred by him in attending board and committee meetings.

         Mr. Malys does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Malys has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Malys.

         A press release announcing Mr. Malys's and Mr. Roling's appointments is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  99.1     Press Release  announcing  the  Appointment of Gerald
                           Malys and Daniel Roling as Directors of National Coal
                           Corp., dated November 7, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NATIONAL COAL CORP.



Date:    November 7, 2006                   By:   /S/ T. MICHAEL LOVE
                                                  ------------------------------
                                                  T. Michael Love
                                                  Chief Financial Officer


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